Granite Ridge Resources Investor Presentation | MAY 2022 Exhibit 99.2

Disclaimer FORWARD-LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statement” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding certain funds managed by Grey Rock Energy Management, LLC (“Grey Rock”), Executive Network Partnering Corporation (“ENPC”) (either as currently organized or as it may be reorganized into Granite Ridge Resources, Inc. (“Granite Ridge”) in connection with the transactions contemplated in this presentation), ENPC’s proposed business combination with Grey Rock, Grey Rock’s or ENPC’s ability to consummate the transaction, the benefits of the transaction and Granite Ridge’s, Grey Rock’s or ENPC’s future financial performance following the business combination as well as strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Grey Rock disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Grey Rock cautions you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Grey Rock, incident to the development, production, gathering and sale of oil and natural gas. These risks include but are not limited to, commodity price volatility, low prices for oil and/or natural gas, global economic and geopolitical conditions, inflation, increased operating costs, lack of availability of drilling and production equipment, supplies services and qualified personnel, processing volumes and pipeline throughput, and certificates related to new technologies, geographical concentration of operations, environmental risks, weather risks, security risks, drilling and other operating risks (including those of Grey Rock’s third-party operators), regulatory changes, the uncertainty inherent in estimating oil and natural gas reserves and in projecting future rates of production, reductions in cash flow, lack of access to capital, Grey Rock’s, ENPC’s or Granite Ridge’s ability to satisfy future cash obligations, restrictions in existing or future debt agreements, the timing of development expenditures, managing growth and integration of acquisitions, failure to realize expected value creation from property acquisitions, the defects and limited control over non-operated properties. Should one or more of the risks or uncertainties described in this presentation and the oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact ENPC’s operations can be found in its periodic filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. ENPC’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NO OFFER OR SOLICITATION This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. PARTICIPANTS IN THE SOLICITATION Grey Rock, ENPC, Granite Ridge and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of ENPC in connection with the proposed business combination. Information about the directors and executive officers of ENPC is set forth in Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 30, 2022. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed business combination when it becomes available. Free copies of this document may be obtained as described in the following paragraph.

Disclaimer IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS In connection with the proposed business combination, Granite Ridge intends to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of ENPC, and a prospectus of Granite Ridge, which are jointly referred to as the proxy statement/prospectus, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF ENPC ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The final proxy statement/prospectus will be mailed to ENPC’s shareholders. Investors and security holders will be able to obtain the documents, and any other documents ENPC or Granite Ridge has filed with the SEC, free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by ENPC and Granite Ridge will be available free of charge by writing ENPC at 137 Newbury Street, 7th Floor, Boston, MA 02116, Attention: Investor Relations. RESERVE INFORMATION Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data, and price and cost assumptions made by reserve engineers. In addition, the results of drilling testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact Grey Rock’s strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or “EURs,” refer to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results. This presentation contains volumes and PV-10 values of our proved reserves and unproved reserves. The SEC strictly prohibits companies from aggregating proved, probable and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. The SEC also prohibits companies from including resources that are not proved, probable or possible reserves in filings with the SEC. Investors should be cautioned that estimates of volumes and PV-10 values of resources other than proved reserves are inherently more uncertain than comparable measures for proved reserves. Further, because estimated proved reserves and unproved resources have not been adjusted for risk due to this uncertainty of recovery, their summation may be of limited use. USE OF PROJECTIONS This presentation contains projections for Grey Rock, including with respect to its EBITDA, net debt to EBITDA ratio, capital expenditures, free cash flow and net revenues as well as its production volumes. Grey Rock’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projects for the purpose of their inclusion in this presentation, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projection are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is subject to the qualifications presented herein).

Disclaimer USE OF NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These measures include (i) EBITDA, (ii) net debt, (iii) free cash flow and (iv) PV-10. These non- GAAP financial measures are not measures of financial performance prepared or presented in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation, and users of any such information should not place undue reliance thereon. The computations of EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP or as an indicator of operating performance. Certain items excluded from EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of EBITDA. Grey Rock’s presentation of EBITDA should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. In addition, free cash flow does not represent the residual cash flow available for discretionary expenditures. Grey Rock believes that free cash flow is useful to investors as a measure of the ability of the business to generate cash. This presentation contains PV-10, a supplemental financial measure not presented in accordance with GAAP. PV-10 reflects the present value of estimated future net revenues to be generated from the production of proved reserves, determined in accordance with the rules and regulations of the SEC, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. GAAP does not prescribe any corresponding measure for PV-10 as of an interim date or on any basis other than SEC prices. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this presentation, including market data and other statistical information (including estimates and projections relating to addressable markets), were obtained from sources believed to be reliable and are included in good faith, none of Grey Rock, Granite Ridge or ENPC has independently verified the information and makes no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Grey Rock or ENPC, which are derived from their review of internal sources as well as the independent sources described above. This presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision. TRADEMARKS AND TRADE NAMES Grey Rock, Granite Ridge and ENPC own or have rights to various logos, trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains logos, service marks, tradenames other trademarks of third parties, which are the property of their respective owners, and is not intended to, and does not imply a relationship with Grey Rock, Granite Ridge, or ENPC, or an endorsement or sponsorship by Grey Rock, Granite Ridge, or ENPC. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that Grey Rock, Granite Ridge, or ENPC will not fully assert under applicable law our trademark rights. Other logos, service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks.

GRANITE RIDGE

Key Investment Highlights

01 Premiere non-operated oil & gas company diversified across 5 leading basins with ~$425 million[1] of 2022E EBITDA

02 Strong 2022E free cash flow[2] of ~$240 million

03 Conservative balance sheet with net leverage expected to remain below 0.0x by the end of 2Q'22

04 Attractive valuation underpinned by an expected 3.5% – 4.6% dividend yield[3] and entry multiple (3.1x EV / 2022E EBITDA)

05 Management team and sponsor highly aligned with public shareholders

06 Scaled platform poised to consolidate the fragmented non-operated market

1. Based on NYMEX strip pricing as of 5/11/22
2. Free cash flow (FCF) defined as operating cash flow less net capex
3. Depending on redemptions

GRANITE RIDGE

1

Transaction Summary

Transaction creates a scaled, publicly-traded, non-operated upstream platform with an unlevered balance sheet and immediate free cash flow generation

GREY ROCK + ENPC = GRANITE RIDGE

VALUATION

- TEV of ~$1.3 billion, which represents an attractive entry multiple of ~3.1x EV / 2022E EBITDA
- Dividend yield range of 3.5% – 4.6% depending on redemptions

Capitalization	Amount
Pro Forma Shares Outstanding	172.3
Share Price	$10.00
Pro Forma Equity Value	**$1,723**
(+) Pro Forma Net Debt / (Cash)[1]	(403)
Pro Forma Enterprise Value	**$1,320**
Pro Forma EV / 2022E EBITDA	***3.1x***
Assumed 2022E EBITDA[2]	***$432***

Redemptions	0.0%	20.0%	40.0%	60.0%	80.0%	100.0%[3]
Dividend Yield	**3.5%**	**3.7%**	**3.9%**	**4.1%**	**4.3%**	**4.6%**

($ in millions, except per share values)

CONSIDERATION AND OWNERSHIP

- Grey Rock to contribute assets to ENPC and Granite Ridge in exchange for equity
  - Grey Rock is focused on long term sustainable value creation and will not receive any secondary proceeds
  - Primary proceeds will be used for growth capital purposes, including future acquisitions and asset development
- Grey Rock will provide M&A, technical and back-office support to Granite Ridge such that public investors will benefit from Grey Rock's oil and gas expertise going forward
- Granite Ridge will benefit from Grey Rock's extensive business development network through its option to acquire 75% of future Grey Rock transactions on a "heads-up" basis
- Given FCF generation, Granite Ridge will not be reliant on external sources of capital (cash in trust or PIPE) for this transaction

Note: Capitalization table assumes no redemptions from SPAC investors. Excludes impact of 10.35mm public warrants
1. Net of transaction expenses and assumes pre transaction net cash of $26.0mm as of 5/1/22
2. Assumes NYMEX Strip Pricing as of 5/11/22
3. Does not reflect the requirement pursuant to the ENPC certificate of incorporation and Business Combination Agreement that ENPC have net tangible assets (as defined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of at least $5,000,001 upon the redemption of Class A common stock by holders of ENPC Class A common stock

GRANITE RIDGE
2

Successfully Executing Strategy

STRATEGIC PRIORITIES…

RETURN OF CAPITAL	FINANCIAL STRENGTH	AGGREGATION	BEST-IN-CLASS PROCESSES
Sustainable free cash flow generation with commitment to return capital to shareholders	**Fortress balance sheet** allows for a disciplined investment focus on full cycle returns	**Target core basins** with lowest costs and partner with **experienced operators**	**Repeatable, low-cost business model** leveraging real-time data and analytics

…DRIVEN BY TOP TIER ASSETS



20.5 MBoed 2022E Net Production	**~$425 MM[1]** 2022E EBITDA	**~$240 MM[1]** 2022E Free Cash Flow
< 0.0x[1] 2Q'22 Net Debt / 2022E EBITDA	**3.5% – 4.6%[2]** Expected Dividend Yield	**$11.12/Boe[3]** All-in LTM Cash Cost

1. Based on NYMEX strip pricing as of 5/11/22
2. Depending on redemptions
3. Includes operating expense, cash G&A, administrative fee, net interest expense and production taxes pro forma for the business combination

3

Scaled, Diversified Asset Base with High Quality Operators Internal reserves with 4/1/22 effective date and NYMEX strip pricing as of 5/11/22 Internal reserves 4/22 estimated production 4/1/21 to present Defined as gross AFE and DUC As of 5/6/22 Excludes shallow zone acreage High Quality Operating Partners Eagle Ford 16% of PV-101 Current net production: 2.7 MBoed2 LTM Spuds3: 19 # of Wells in Process4: 5 Net acreage5: 6,582 PV-10: $252MM1 Haynesville 9% of PV-101 Current net production: 3.2 MBoed2 LTM Spuds3: 5 # of Wells in Process4: 0 Net acreage5: 2,2986 PV-10: $138MM1 DJ 7% of PV-101 Current net production: 1.5 MBoed2 LTM Spuds3: 78 # of Wells in Process4: 162 Net acreage5: 1,475 PV-10: $115MM1 Bakken 10% of PV-101 Current net production: 2.6 MBoed2 LTM Spuds3: 29 # of Wells in Process4: 24 Net acreage5: 15,150 PV-10: $163MM1 Permian 58% of PV-101 Current net production: 7.0 MBoed2 LTM Spuds3: 51 # of Wells in Process4: 105 Net acreage5: 7,231 PV-10: $933MM1 4 DVN COP EOG Endeavor MRO ROCC Rosewood SilverHill XOM OAS WLL Slawson CRK SWN EXCO CVX CIVI PDCE

Granite Ridge’s deep bench of attractive inventory is resilient across hydrocarbon prices High Return and Durable Inventory Across Portfolio Source: Internal reserves utilizing $80.00/Bbl WTI and $4.00/MMBtu HHUB and $60.00/Bbl WTI and $3.50/MMBtu HHUB Includes AFE and Undeveloped inventory 1 Single Well IRRs at $80 WTI Single Well IRRs at $60 WTI 1 + + 5

Financial Projections Note: EV / EBITDA based on $1,320mm enterprise value Development plan based on 4/1/22 effective date Based on NYMEX strip pricing as of 5/11/22 Based on 30-day average Bloomberg consensus pricing as of 5/11/22 Assumes WTI price of $90.00/Bbl and HHUB price of $4.50/MMBtu beyond Q1 2022 Includes Q1 2022 price of $94.45/Bbl and $4.62/MMBtu based on historical pricing Total and net debt figures (inclusive of working capital) as of 5/1/22 Projections Overview Development Plan at Strip1: Gross wells added to Production: 286 Gross DUCs: Permian: 50 Eagle Ford: 3 Bakken: 8 DJ: 128 Gross AFEs: Permian: 48 Eagle Ford: 2 Bakken: 9 DJ: 2 Gross Undeveloped: Permian: 9 Eagle Ford: 7 Bakken: 14 DJ: 6 2022E Guidance: EBITDA at Strip Pricing: $432MM EBITDA at $90/Bbl Flat Pricing: $364MM Daily Production: 20.5 MBoed Projected Capex: $161MM Business plan expected to generate significant free cash flow from day one and operate from a net cash position from the closing of the Business Combination Clear visibility to 2022 operating plan with 98% of production coming from existing and in-progress wells 6

Sustainable Return of Capital Framework

Dividend Structure Provides Strong Cash Returns with Upside Growth Potential

Disciplined Business Principles	
Pay Base Dividend	Anticipated to pay $60mm annual fixed dividend[1]
Maintain Strong Balance Sheet	Sustain leverage < 1.0x (net debt to LTM EBITDA), currently 0.0x
Prioritize Highest Return Opportunities for FCF	
① Ground Game Growth	Opportunistic bolt-on acquisitions and joint venture development opportunities
② Consolidation Opportunities	Value-accretive M&A opportunities
③ Dividend Growth	Increase return of capital to shareholders

SENSITIVITY ANALYSIS: CUMULATIVE FCF THROUGH 2023 ($ IN MILLIONS)



Base Dividend
Ground Game Growth
Excess FCF
Available for Additional High Return Opportunities
$110
$170
$470
$490
Ground Game Growth
Base Dividend
Flat $45/Bbl2
Flat $55/Bbl2
Strip (5/11/22)
Flat $100/Bbl2

Source: Management estimates utilizing internal reserves
Note: Assumes dividend beginning 4Q22
1. Future dividends are subject to approval by the Granite Ridge board of directors
2. Flat $45/Bbl case assumes gas price of $2.75/MMBtu, flat $55/Bbl case assumes gas price of $3.00/MMBtu and flat $100/Bbl case assumes gas price of $6.00/MMBtu

GRANITE RIDGE
7

Resilient Cash Flows Provide Strong Yields

UNLEVERED 2022E FREE CASH FLOW YIELD AT VARIOUS PRICES



UFCF Yield
20%
16%
12%
8%
4%
--%
19%
17%
14%
Strip[1]
Consensus[2]
$90 WTI[3]

COMMITTED CURRENT BASE + VARIABLE DIVIDEND FRAMEWORK[4]



Dividend Yield
15.0%
10.0%
5.0%
--%
UFCF Yield[5]
25%
20%
15%
10%
5%
--%
18%
11.6%
24%
8.7%
1.7%
19%
5.6%
4%
4.6%
3.5%
18%
2.9%
1.6%
2%
14%
17%
21%
20%
18%
Peer 1
Peer 2
Peer 3
GR
1,6
NOG
S&P 500
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Base Dividend Yield
Variable Dividend Yield
Dividend Yield Range Dependent on Redemptions

Source: Internal reserves, public filings, Bloomberg and FactSet as of 5/11/22
Note: Peer group includes CDEV, DEC-GB, ESTE, HPK, LPI, NOG, OAS / WLL, REPX, ROCC and SBOW

1. Based on NYMEX strip pricing as of 5/11/22
2. Based on 30-day average Bloomberg consensus pricing as of 5/11/22
3. Assumes WTI price of $90/Bbl and HHUB price of $4.50/MMBtu beyond Q1 2022
4. Annualized latest quarterly dividend
5. UFCF / enterprise value; unlevered free cash flow defined as (cash flow from operations - capex) + interest expense - (interest expense * effective tax rate capped at 21%); adjusted for announced transactions
6. Dividend yield depending on redemptions; future dividends are subject to approval by the Granite Ridge board of directors

GRANITE RIDGE

8

Attractive Entry Point Valuation Relative to Peers

LTM COST STRUCTURE[1,2] ($ / BOE)



$25.00
$20.00
$15.00
$10.00
$5.00
$18.98
$16.71
$16.52
$16.03
$15.70
$14.20
$13.89
$12.57
$11.12
$9.20
$9.03
Peer 1
Peer 2
NOG
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
GR
3
Peer 9
Peer 10

NET DEBT / 2022E EBITDA



2.5x
2.0x
1.5x
1.0x
0.5x
--x
2.1x
1.4x
1.2x
1.1x
1.1x
0.8x
0.7x
0.4x
0.3x
0.2x
NM
Peer 1
Peer 2
Peer 3
NOG
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
GR
4

2022E UFCF YIELD[5]



25%
20%
15%
10%
5%
--%
24%
21%
20%
19%
18%
18%
18%
17%
14%
4%
2%
Peer 1
Peer 2
Peer 3
GR
6
Peer 4
Peer 5
NOG
Peer 7
Peer 8
Peer 9
Peer 10

EV / 2022E EBITDA



5.0x
4.0x
3.0x
2.0x
4.8x
4.2x
3.8x
3.4x
3.1x
2.9x
2.8x
2.7x
2.7x
2.6x
2.3x
Peer 1
Peer 2
Peer 3
NOG
GR
6
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10

Source: Public filings, FactSet as of 5/11/22 and management estimates utilizing NYMEX strip pricing as of 5/11/22

Note: Peer group includes CDEV, DEC-GB, ESTE, HPK, LPI, NOG, OAS / WLL, REPX, ROCC and SBOW; adjusted for announced transactions

1. Includes lease operating expense including workovers, GP&T, cash G&A, administrative fee, net interest expense and ad valorem and production taxes
2. Represents the 1Q '21 to 1Q '22 period for CDEV, ESTE, LPI, NOG, OAS / WLL, REPX, ROCC and SBOW and FY 2021 for DEC-GB, Grey Rock and HPK
3. Does not include costs associated with running the public entity
4. Granite Ridge Net Debt excludes cash from SPAC
5. UFCF / enterprise value; unlevered free cash flow defined as (cash flow from operations - capex) + interest expense - (interest expense * effective tax rate capped at 21%)
6. Assumes $1.328n Granite Ridge Enterprise Value

GRANITE RIDGE

9

Unmatched Value in Non-Operated Space

Production Basin Split[1]

GRANITE RIDGE


Haynesville
7%
Eagle Ford
12%
DJ
12%
Bakken
18%
Permian
51%

NOG


Marcellus
17%
Permian
21%
Bakken
62%

	GRANITE RIDGE	NOG
Projected Production Growth[2]	**62%**	**19%**
Net Leverage[3]	**< 0.0x**	**1.1x**
Current Dividend Yield[4]	**3.5% – 4.6%**	**2.9%**
EV / '22E EBITDA	**3.1x**	**3.4x**
UFCF Yield[5]	**19%**	**18%**
Cost Structure[6]	**$11.12 / Boe**	**$16.52 / Boe**

GRANITE RIDGE COMPARES FAVORABLY TO PRIMARY PUBLIC NON-OP PEER

Source: Public Filings, FactSet as of 5/11/22, Grey Rock management estimates utilizing 5/11/22 NYMEX strip pricing

1. Represents 2021 exit production; NOG's 1Q22 production basin split was 64% Bakken, 20% Permian and 16% Marcellus
2. Represents production growth from 4Q21 to 4Q22; NOG's 4Q22 estimated production from FactSet as of 5/11/22
3. Current net debt / 2022E EBITDA; Grey Rock as of 5/1/22 assuming pre-SPAC net cash balance of $26mm
4. Granite Ridge dividend yield dependent on redemptions; future dividends are subject to approval by the Granite Ridge board of directors
5. Based on 2022E; unlevered free cash flow defined as (cash flow from operations - capex) + interest expense - (interest expense * effective tax rate capped at 21%); NOG estimates from FactSet as of 5/11
6. Based on LTM and includes operating expense, cash G&A, administrative fee, interest expense and production taxes; Represents 4Q21 for Grey Rock and 1Q22 for NOG

GRANITE RIDGE

10

Strong Fundamentals at an Attractive Entry Point Source: Company filings, FactSet as of 5/11/22 Note: US independents include APA, AR, BRY, CDEV, CHK, CIVI, CLR, CNX, COP, CPE, CRC, CRGY, CRK, CTRA, DEC-GB, DEN, DVN, EOG, EQT, ESTE, FANG, GPOR, HES, HPK, KOS, LPI, MGY, MRO, MTDR, MUR, NOG, OAS / WLL, OVV, OXY, PDCE, PXD, REPX, ROCC, RRC, SBOW, SM, SWN, TALO, WLL, and WTI. Median and count figures do not include Granite Ridge. 2022E leverage defined as current net debt / 2022E EBITDA. FCF defined as CFFO less capital expenditures Includes current base and variable dividend Based on NYMEX strip pricing as of 5/11/22 45 3.6X 3.1x 28 3.6X 3.1x 24 3.5X 3.1x 9 4.1X 3.1x US Independents < 1.0x 2022E Leverage $10.00 FCF ($ / Boe) > 3.0% Dividend Yield1 Number of companies Median EV / ‘22E EBITDA Granite Ridge Implied EV / ’22E EBITDA2 11 NOG

Public Investors Will Continue to Benefit from Grey Rock’s Oil and Gas Expertise Going Forward Management Services Agreement (“MSA”) governed by terms through April 30, 2028, with a fixed annual fee Corporate / Back-Office Support Legal Land Accounting / Finance Engineering Business Development Services Deal Sourcing Basin / Operator / Scale Screens Detailed Engineering / Finance Due Diligence Final Negotiations Corporate Strategy Capital Allocation Financial Structure Management Team Chief Executive Officer Chief Financial Officer Responsibility / Corporate Function Entity 12

Shareholder-Aligned Management Team and Board

MANAGEMENT TEAM



Luke Brandenberg
CEO



Tyler Farquharson
CFO

SENIOR MSA EMPLOYEES



Emily Fuquay
Head of Legal



Adam Griffin
Head of Land / Business Development



Eric Holley
Head of Accounting / Finance



Ryan Riggelson
Head of Engineering

Seasoned leadership and MSA team of 19 that has generated strong returns through cycles

Brings significant oil & gas experience across various basins in the lower 48, operations supported through Grey Rock MSA

Executive compensation structured to align with shareholder interests

BOARD OF DIRECTORS

Board contributes extensive and diverse experience spanning several decades

Dedicated ESG, Conflicts, Compensation and Audit committees, 3 independent directors



Matt Miller
Grey Rock



Griffin Perry
Grey Rock



Thad Darden
Grey Rock



Kirk Lazarine
Grey Rock



Amanda Coussens



Michele Everard



John McCartney

EXPERIENCE	Matt Miller (Grey Rock)	Griffin Perry (Grey Rock)	Thad Darden (Grey Rock)	Kirk Lazarine (Grey Rock)	Amanda Coussens	Michele Everard	John McCartney
	Co-Chairman	Co-Chairman	Director	Director	Independent Director	Independent Director	Independent Director
Technical			✓				✓
Financial	✓	✓	✓	✓	✓	✓	✓
Energy	✓	✓	✓	✓	✓	✓	✓
Industry Diversity	✓	✓	✓		✓	✓	✓

Note: Represents management team and Board of Granite Ridge that will be in place at closing

GRANITE RIDGE
13

Rigorous Deal Sourcing Process To Find Compelling "Ground Game" Transactions

01	02	03	04	05
Business Development	Deal Sourcing	Initial Screen On Basin, Size, Operator	Detailed Engineering / Finance DD	Final Negotiations

- Employ a boots-on-the-ground and all-hands-on -deck approach to deal sourcing
- Average of ~7 deals reviewed on a weekly basis
- Very selective: closed ~5% of transactions reviewed
- Permian accounts for ~65% of deal flow
- Engineering, finance and land department collaboration paired with powerful, integrated data analytics results in holistic, systematic deal evaluation

DEAL FUNNEL

2021 – 2022 YTD | Mixed Measures


600
500
400
300
200
100
--
513
Screened
Double Click
122
No Offer
Offer Issued
60
Not Closed
Closed
Initial Screen
Phase I Diligence
Phase II Diligence and Close

GRANITE RIDGE WILL BENEFIT FROM SHARING DEALS WITH GREY ROCK'S PRIVATE EQUITY PLATFORM

GRANITE RIDGE
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Organic Growth Augmented by Ground Game By Grey Rock Fund I, II and III 2022 figure represents acquisitions of $4mm and expected drilling and completion capital expenditures of $161mm Executing on ground game acquisitions with near-term D&C opportunities Grey Rock’s aggressive ground game consistently aggregates smaller non-op transactions Grey Rock and Granite Ridge have relationships with operators who account for greater than 60% of US horizontal activity Partnerships across basins and hydrocarbon mix Capital Deployed ($MM)1 Operator Relationships Benefits of Non-Operated Model Select from a wide range of basins, operators and hydrocarbon mixes to optimize portfolio Highly scalable due to low-cost structure and corporate G&A 2 15

Commitment to Strong ESG Stewardship Source: Company filings / websites Granite Ridge demonstrates explicit board-level oversight of ESG, will maintain a formal ESG policy and plans to publicly track ESG targets over time through Annual ESG Reports Grey Rock considers operators’ ESG standards to ensure it partners with proven and responsible stewards. Majority of production attributable to blue-chip operators implementing industry-leading ESG reporting frameworks We expect our experienced operating partners to have robust health and safety programs in place and to minimize adverse impacts on the environment and nearby communities We believe it’s important to invest in the communities where we live and work. We’ve donated to local charities supporting causes including domestic violence victim support, early childhood education, veteran support programs, disaster relief and cancer patient support and research We ensure that our business practices fully comply with all applicable regulations by implementing rigorous reporting, compliance and risk management policies and procedures Dedicated ESG Section of Website Explicit Board-Level Oversight of ESG Formal ESG Policy / Principles Standalone Annual ESG Report Discloses ESG-Related Targets and Tracks Metrics Over Time Alignment with Select ESG Reporting Framework GRI, SASB, TCFD, UN, SDGs SASB SASB CDP, SASB, TCFD, UN, SDGs SASB, TCFD ENVIRONMENTAL SOCIAL GOVERNANCE 16 COP OAS PDCE DVN EOG

GRANITE RIDGE

Key Investment Highlights

01 Premiere non-operated oil & gas company diversified across 5 leading basins with ~$425 million[1] of 2022E EBITDA

02 Strong 2022E free cash flow[2] of ~$240 million

03 Conservative balance sheet with net leverage expected to remain below 0.0x by the end of 2Q'22

04 Attractive valuation underpinned by an expected 3.5% – 4.6% dividend yield[3] and entry multiple (3.1x EV / 2022E EBITDA)

05 Management team and sponsor highly aligned with public shareholders

06 Scaled platform poised to consolidate the fragmented non-operated market

1. Based on NYMEX strip pricing as of 5/11/22
2. Free cash flow (FCF) defined as operating cash flow less net capex
3. Depending on redemptions

GRANITE RIDGE

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APPENDIX

Granite Ridge Reserves Internal Reserves estimate utilizing NYMEX Strip Pricing as of 5/11/22. Oil: 2022E: $99.49/Bbl; 2023E: $88.48/Bbl; 2024E: $80.07/Bbl; 2025E: $74.21/Bbl; 2026E: $70.29/Bbl; Thereafter: $70.29/Bbl; Gas: 2022E: $6.83/Mcf; 2023E: $5.35/Mcf; 2024E: $4.23/Mcf; 2025E: $4.03/Mcf; 2026E: $4.09/Mcf; Thereafter: $4.09/Mcf Net Reserves by Hydrocarbon Net Reserves by Category PV-10 by Category ~77 MMBoe ~77 MMBoe ~$1,601 Million Interim 4/1/22 Reserves1: PV-10 by Region ~$1,601 Million Proved PV-10 by Operator 18 EOG Rosewood Henry Resources DVN EXCO

Sources and Uses Note: Assumes no redemptions from SPAC investors Excludes interest earned in the trust. SPAC cash amount subject to change depending on the actual interest earned Assumes sponsors retain 0.867mm promote shares at close, remaining promote shares and performance shares to be forfeited (subject to certain exceptions) Except as required under ENPC’s governing charter’ Subject to early release if the stock trades above $12.00 post merger consummation, 20 out of 30 trading days ($ in millions, except per share values) No Minimum Cash Condition to Close3 Grey Rock Pre-Money Equity Value of $1,300 866,875 SPAC Promote Shares Cash to be Used for Growth Capital Purposes, Including Future Acquisition Opportunities 180 Day Grey Rock Lock-Up4 No Sponsor Lock-Up 19

Traditional SPAC Comparison vs. ENPC Note: Traditional SPAC represents a $414mm SPAC, similar sized SPAC as ENPC for comparison Sponsor promote under traditional SPAC calculated assuming sponsor retains 20% of outstanding shares of the SPAC on an as-converted basis Assumes sponsor warrants purchased at $1.50 per warrant for the risk capital invested by the SPAC sponsor Sponsor warrants valued using Black-Scholes methodology assuming 5-year term, 40 vol, 0% dividend yield, 0.25% borrowing cost Risk capital calculated assuming upfront underwriting spread of 2.0% of SPAC size plus $2 million invested for additional expenses and working capital 28 20

Ownership Analysis Across Redemption Levels Note: Assumes $10.00 share price at merger close. Excludes impact of 10.35 million public warrants. Values may not add to totals due to rounding. Certain SPAC Sponsor loans will be repaid at closing Does not reflect the requirement pursuant to the ENPC certificate of incorporation and Business Combination Agreement that ENPC have net tangible assets (as defined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of at least $5,000,001 upon the redemption of Class A common stock by holders of ENPC Class A common stock Assumes $60 million of dividends 21 1 1

Illustrative Fully Diluted Share Count Note: Assumes zero redemptions from SPAC shareholders. Values may not add to totals due to rounding Assumes treasury share method for SPAC public warrants 10.35 million SPAC investors warrants issued as part of the ENPC IPO with strike price of $11.50 and redemption price of $18.00 28 Additional 371,518 shares to be released to sponsor if on the 90th calendar day post merger close, 20 trading-day trailing VWAP is less than $10.00, subject to a floor of $7.00 Aligned Interest ($ in millions, except per share values) 22

Summary of Hedges Note: Represents hedges for June 2022 onward Weighted average floor / ceiling Short put price Oil Hedges Gas Hedges Overview of Oil and Gas Hedges 1 1 2 1 1 2 23

28 Historical Financials and Non-GAAP Reconciliation Reconciliation of Historical Quarterly Financial to EBITDA ($ in thousands) 24 Note: Represents aggregate of Grey Rock Fund I, II and III prior to pro forma adjustments for ENPC

Corporate contacts Investor Relations Name: Emmie Watts Email: ew@enpc.co